UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Turmeric Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF TURMERIC ACQUISITION CORP.

450 Kendall Street

Cambridge, MA 02142

Dear Turmeric Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Turmeric Acquisition Corp., a Cayman Islands exempted company (“Turmeric”), which will be held on                 , 2022, at 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

We are planning for the Shareholder Meeting to be held virtually over the internet, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Turmeric’s                  at                  by 9:00 a.m., Eastern Time, on                 , 2022 (two business days prior to the meeting date). You can participate in the Shareholder Meeting, vote, and submit questions via live webcast by visiting                  .

The attached Notice of the Shareholder Meeting and proxy statement describe the business Turmeric will conduct at the Shareholder Meeting (unless Turmeric determines that it is not necessary to hold the Shareholder Meeting as described in the accompanying proxy statement) and provide information about Turmeric that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated                 , 2022, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Turmeric’s Memorandum and Articles of Association to extend the date by which Turmeric has to consummate a business combination (the “Charter Extension”) from October 20, 2022 to April 20, 2023 (the “Charter Extension Date”) (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of Turmeric represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and the Adjournment Proposal, is to allow Turmeric additional time to complete its initial business combination.

The Memorandum and Articles of Association provide that Turmeric has until October 20, 2022 to complete its initial business combination (the “Termination Date”). While we are currently in discussions with respect to several business combination opportunities, there will not be sufficient time to complete a business combination by the Termination Date. Therefore, Turmeric’s board of directors (the “Board”) currently believes that it is in the best interests of Turmeric to seek an extension of the Termination Date and have Turmeric’s shareholders approve the Extension Amendment Proposal in order that our shareholders can have the chance to participate in an investment opportunity. Without the Charter Extension, Turmeric will not be able to complete its initial business combination on or before the Termination Date. If that were to occur, Turmeric would be forced to liquidate.

Turmeric reserves the right at any time to cancel the Shareholder Meeting and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled, Turmeric will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

As contemplated by the Memorandum and Articles of Association, the holders of Turmeric’s Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Turmeric’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement units (the “Private Placement Units”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the initial business combination.

On the Record Date (as defined below), the redemption price per share was approximately $                 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $                 as of the Record Date (including interest not previously released to Turmeric to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Markets on the Record Date was $                . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $                 more per share than if the shares were sold in the open market. Turmeric cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Turmeric believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Turmeric does not complete its initial business combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and the initial business combination is not completed on or before the Termination Date, Turmeric will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Turmeric to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Turmeric’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Turmeric’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

The Board has fixed the close of business on                 , 2022 (the “Record Date”) as the date for determining Turmeric’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

Turmeric believes that it is in the best interests of Turmeric’s shareholders that Turmeric obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Turmeric and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO TURMERIC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Turmeric urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Turmeric Acquisition Corp.

Matthew Roden Chairman of the Board of Directors

TURMERIC ACQUISITION CORP.

450 Kendall Street

Cambridge, MA 02142

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF TURMERIC ACQUISITION CORP.

TO BE HELD ON                 , 2022

To the Shareholders of Turmeric Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of Turmeric Acquisition Corp., a Cayman Islands exempted company (“Turmeric”), will be held on                 , 2022, at 9:30 a.m., Eastern Time (the “Shareholder Meeting”), at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).

We are planning for the Shareholder Meeting to be held virtually over the internet, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Turmeric’s                  at                  by 9:00 a.m., Eastern Time, on                 , 2022 (two business days prior to the meeting date). You can participate in the Shareholder Meeting, vote, and submit questions via live webcast by visiting                 .

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date by which Turmeric has to consummate its initial business combination (the “Charter Extension”) from October 20, 2022 to April 20, 2023 (the “Charter Extension Date”) (the “Extension Amendment Proposal”); and (ii) an adjournment proposal to adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”) (unless Turmeric determines that it is not necessary to hold the Shareholder Meeting as described in this proxy statement), more fully described below in this proxy statement, which is dated                 , 2022 and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.	Proposal No. 1 — The Extension Amendment Proposal — RESOLVED, as a special resolution that:

a)

the first sentence of Article 49.7 of Turmeric’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by April 20, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

b)	Article 49.8(a) of Turmeric’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by April 20, 2023, or such later time as the Members may approve in accordance with the Articles; and/or”

2.

Proposal No. 2 — The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of Turmeric represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal. (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and the Adjournment Proposal, is to allow Turmeric additional time to complete its initial business combination.

The Memorandum and Articles of Association provide that Turmeric has until October 20, 2022 to complete its initial business combination (the “Termination Date”). While we are currently in discussions with respect to several business combination opportunities, there will not be sufficient time to complete a business combination by the Termination Date. Therefore, Turmeric’s board of directors (the “Board”) currently believes that it is in the best interests of Turmeric to seek an extension of the Termination Date and have Turmeric’s shareholders approve the Extension Amendment Proposal in order that our shareholders can have the chance to participate in an investment opportunity. Without the Charter Extension, Turmeric will not be able to complete its initial business combination on or before the Termination Date. If that were to occur, Turmeric would be forced to liquidate.

Turmeric reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled and Turmeric will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Turmeric believes that it is in the best interests of Turmeric’s shareholders that Turmeric obtain the Charter Extension if needed. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Turmeric and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of Turmeric’s Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Turmeric’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”) and the concurrent sale of the private placement units (the “Private Placement Units”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination.

On the Record Date (as defined below), the redemption price per share was approximately $10.00 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $ 97.8 million as of the Record Date (including interest not previously released to Turmeric to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Markets on the Record Date was $                . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $                 more per share than if the shares were sold in the open market. Turmeric cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Turmeric believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Turmeric does not complete its initial business combination on or before the Termination Date.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Turmeric will not proceed with the Charter Extension if Turmeric will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. Turmeric cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $97.8 million that was in the Trust Account as of the Record Date (including interest not previously released to Turmeric to pay its taxes).

If the Extension Amendment Proposal is not approved or the Charter Extension is not implemented, and the initial business combination is not completed on or before the Termination Date, Turmeric will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Turmeric to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Turmeric’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Turmeric’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO TURMERIC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Class A Ordinary Shares and Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting.

Record holders of Ordinary Shares at the close of business on                 , 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were                  issued and outstanding Class A Ordinary Shares and                  issued and outstanding Class B Ordinary Shares. Turmeric’s warrants do not have voting rights.

Our sponsor and Turmeric’s officers, directors and initial shareholders have, pursuant to a letter agreement, agreed to, among other things, vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of this proxy statement, Turmeric’s officers, directors and initial shareholders hold 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to Turmeric’s officers, directors and initial shareholders, (i) approval of the Extension Amendment Proposal will require the affirmative vote of at least 5,563,584 Ordinary Shares held by public shareholders (or approximately 56.9% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of no Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 3,457,875 Ordinary Shares held by public shareholders (or approximately 35.4% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of no Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

This proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Turmeric urges you to read this material carefully and vote your shares.

This proxy statement is dated                 , 2022 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Turmeric Acquisition Corp.

Matthew Roden
Chairman of the Board of Directors , 2022

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Turmeric Acquisition Corp. (“Turmeric”) with respect to, among other things, Turmeric’s capital resources and results of operations. Likewise, Turmeric’s financial statements and all of Turmeric’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Turmeric’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Turmeric does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Turmeric’s ability to complete its initial business combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of Turmeric; and

•	the use of funds not held in the Trust Account (as described herein) or available to Turmeric from interest income on the Trust Account balance.

While forward-looking statements reflect Turmeric’s good faith beliefs, they are not guarantees of future performance. Turmeric disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Turmeric’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Turmeric’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2022 and in other reports Turmeric files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Turmeric (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Turmeric shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on                  , 2022, at 9:30 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”). You can participate in the meeting, vote, and submit questions via live webcast by visiting                  .

Q:	Why am I receiving this proxy statement?

A:

Turmeric is a blank check company incorporated as a Cayman Islands exempted company on August 28, 2020. Turmeric was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Following the closing of Turmeric’s initial public offering on October 20, 2020, including the full exercise of the underwriters’ over-allotment, an amount of approximately $97.8 million ($10.00 per unit offered in the initial public offering (the “Units”)) from the net proceeds of the sale of the Units in the initial public offering and the sale of the private placement units (the “Private Placement Units”) to Turmeric Holdings LLC (the “Sponsor”) were placed in a trust account established at the consummation of the initial public offering that holds the proceeds of the initial public offering (the “Trust Account”)

Like most blank check companies, Turmeric’s amended and restated memorandum and articles of association (the “ Memorandum and Articles of Association “) provide for the return of the initial public offering proceeds held in trust to the holders of Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the initial public offering if there is no qualifying business combination(s) consummated on or before October 20, 2022 (the “ Termination Date”).

Without the Charter Extension, Turmeric will not, despite its best efforts, be able to complete its initial business combination on or before October 20, 2022. Turmeric believes that it is in the best interests of Turmeric’s shareholders to continue Turmeric’s existence until April 20, 2023 if necessary in order to allow Turmeric additional time to complete its initial business combination and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on                , 2022, at 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Turmeric’s                  by 9:00 a.m., Eastern Time, on                  , 2022 (two business days prior to the meeting date). You can participate in the meeting, vote, and submit questions via live webcast by visiting                  .

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares or Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on                 , 2022, the record date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on                  , 2022.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically . You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting                  2 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	How do I attend the virtual Shareholder Meeting?

A:

If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting                 , 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date). Enter the URL address into your browser                  , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to Internet, you can listen only to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number                  #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:	Turmeric shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Turmeric’s Memorandum and Articles of Association to extend the date by which Turmeric has to consummate its initial business combination (the “Charter Extension”) from October 20, 2022 to April 20, 2023 (the “Charter Extension Date”) (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

For more information, please see “ Proposal No. 1 — The Extension Amendment Proposal” and “Proposal No. 2 — The Adjournment Proposal .”

After careful consideration, the Turmeric’s board of directors (the “Board”) has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Turmeric and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Turmeric and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “ Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor, Turmeric’s Directors, Officers and Initial Shareholders “ and “ Beneficial Ownership of Securities “ for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are the proposals conditioned on one another?

A:

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Turmeric will not proceed with the Charter Extension if Turmeric will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account any redemptions of Class A Ordinary Shares by Turmeric public shareholders in exchange for their pro rata portion of the funds held in the Trust Account in connection with the Charter Extension (the “Redemptions”).

If the Charter Extension is implemented and one or more Turmeric shareholders elect to redeem their Public Shares pursuant to the Redemption, Turmeric will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for Turmeric’s use in connection with consummating an initial business combination, subject to the redemption rights of holders of Public Shares in connection with the business combination.

The Adjournment Proposal is conditional on Turmeric not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Extension Amendment Proposal is approved at the Shareholder Meeting, the Adjournment Proposal will not be presented.

Q:	Why is Turmeric proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:

Turmeric’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and the Adjournment Proposal, is to allow Turmeric additional time to complete its initial business combination.

Without the Charter Extension, Turmeric will not be able to complete its initial business combination on or before the Termination Date. If that were to occur, Turmeric would be forced to liquidate.

If the Extension Amendment Proposal is not approved by Turmeric’s shareholders, Turmeric may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by Turmeric’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal.

Turmeric reserves the right at any time to cancel the Shareholder Meeting (by means of adjourning the Shareholder Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Shareholder Meeting is cancelled and Turmeric will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:	What constitutes a quorum?

A:

A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The initial shareholders of Turmeric, including the Company’s Sponsor, officers and directors(the “Turmeric Initial Shareholders”), who own 20% of the issued and outstanding Ordinary Shares as of the record date, will count towards this quorum. As a result, as of the record date, in addition to the shares of the Turmeric Initial Shareholders, an additional 1,352,167 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Turmeric does not expect there to be any broker non-votes at the Shareholder Meeting. In the absence of a quorum, the chairman of the Shareholder Meeting has power to adjourn the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Q:	How will the Sponsor, Turmeric’s directors, officers and its initial shareholders vote?

A:

The Company’s initial shareholders have, pursuant to a letter agreement, agreed to, among other things, vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and the Adjournment Proposal.

The Company’s its initial shareholders and their respective affiliates are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Company’s initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 2,443,750 Class B Ordinary Shares, representing 20.0% of Turmeric’s issued and outstanding Ordinary Shares.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Turmeric believes shareholders will benefit from Turmeric consummating its initial business combination and is proposing the Extension Amendment Proposal to extend the date by which Turmeric has to complete its initial business combination until the Charter Extension Date. Without the Charter Extension, Turmeric will not be able to complete its initial business combination on or before the Termination Date. If that were to occur, Turmeric would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by Turmeric’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, Turmeric does not currently anticipate seeking any further extension to consummate a business combination beyond the Charter Extension Date.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies like Turmeric (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of

1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since Turmeric’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), Turmeric currently intends, prior to the Shareholder Meeting, to instruct Continental, the trustee managing the Trust Account, to hold all funds in the Trust Account in cash until the earlier of consummation of the initial business combination and liquidation of Turmeric.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, Turmeric may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or the Charter Extension is not implemented, and an initial business combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Turmeric will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Turmeric to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Turmeric’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Turmeric’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The the Company’s initial shareholders of Turmeric waived their rights to participate in any liquidation distribution with respect to the 2,443,750 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to Turmeric’s warrants, which will expire worthless in the event Turmeric dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, Turmeric will continue to attempt to consummate its initial business combination until the Charter Extension Date. Turmeric will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a business combination at an extraordinary general meeting and consummate the closing of a business combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Turmeric held by Turmeric’s officers, directors, the Sponsor and its affiliates. In addition, Turmeric’s Memorandum and Articles of Association provide that Turmeric cannot redeem or repurchase Public Shares to the extent such redemption would result in Turmeric’s failure to have at least $5,000,001 of net tangible assets. As a result, Turmeric will not proceed with the Charter Extension if Turmeric will not have at least $5,000,001 of net tangible assets upon its implementation of the Charter Extension, after taking into account the Redemptions.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Turmeric on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Capital Markets (“ Nasdaq “) .

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Shareholders may send a later-dated, signed proxy card to Turmeric at 450 Kendall Street, Cambridge, MA 02142 so that it is received by Turmeric prior to the vote at the Shareholder Meeting (which is scheduled to take place on                 , 2022 ) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Turmeric’s                , which must be received by Turmeric’s                 prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Turmeric or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of the Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, Turmeric does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are an Turmeric shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Turmeric and its shareholders. The Board recommends that Turmeric’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Turmeric and its shareholders and recommends that Turmeric’s shareholders vote “FOR” the Adjournment Proposal.

Q:	What interests do Turmeric’s directors and officers have in the approval of the Extension Amendment Proposal?

A:

Turmeric’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Units. See the section entitled “ Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor, Turmeric’s Directors, Officers and Initial Shareholders “ in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:

No. There are no appraisal rights available to Turmeric’s shareholders in connection with the Extension Amendment Proposal. As a matter of Cayman Islands law, dissenters’ rights are only applicable in a statutory merger involving the Company which is not the case with the Extension Amendment Proposal.

Q:	If I am a Public Warrant (defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with Turmeric’s initial public offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

(i)

(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the vote at the Shareholder Meeting) (a) submit a written request to the Transfer Agent that Turmeric redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (together with any share certificates and other redemption forms) to the Transfer Agent, physically or electronically through DTC.

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of then-outstanding Class A Ordinary Shares. As of the Record Date, this would have amounted to approximately $10.00 per public share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the Shareholder Meeting. If you tender or deliver your shares (together with any related share certificates and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Turmeric instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with our consent, prior to Shareholder Meeting. No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the date of the Shareholder Meeting).

If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares are delivered as described above, then, Turmeric will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:

You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:

Turmeric will pay the cost of soliciting proxies for the Shareholder Meeting. Turmeric has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. Turmeric will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Turmeric may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email:

You also may obtain additional information about Turmeric from documents filed with the SEC by following the instructions in the section titled “ Where You Can Find More Information. “ If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on                  , 2022 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

E-mail: proxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF TURMERIC SHAREHOLDERS

This proxy statement is being provided to Turmeric shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Turmeric Shareholders to be held on                  , 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about                  , 2022 to all shareholders of record of Turmeric as of                  , 2022, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on                  , 2022 at 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Turmeric’s                  at                  by 9:00 a.m., Eastern Time, on                  , 2022 (two business days prior to the meeting date).

You can pre-register to attend the virtual Shareholder Meeting starting                  , 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date). Enter the URL address into your browser                  , enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number                  #. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Turmeric shareholders will consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To amend, by special resolution, Turmeric’s Memorandum and Articles of Association to extend the date by which Turmeric has to consummate a business combination from October 20, 2022 to April 20, 2023.

2.

Proposal No. 2 — Adjournment Proposal — To adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of Turmeric, you have a right to vote on certain matters affecting Turmeric. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on                  , 2022, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were                  issued and outstanding Ordinary Shares, of which                  Class A Ordinary Shares are held by Turmeric public shareholders and                  Class B Ordinary Shares are held by the Turmeric Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Turmeric Initial Shareholders, who own 20% of the issued and outstanding Ordinary Shares as of the record date, will count towards this quorum. As a result, as of the record date, in addition to the shares of the Turmeric’s initial shareholders, an additional 1,352,167 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under Nasdaq rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Turmeric does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

The Turmeric’s initial shareholders have, pursuant to a letter agreement, agreed to, among other things, vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Turmeric Initial Shareholders own 20% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution [1]	0	5,563,584
Adjournment Proposal	Ordinary Resolution [2]	0	0

1

Under Cayman law, a special resolution requires the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

2

Under Cayman law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on                 , 2022, the record date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail . By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on                  , 2022.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically . You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting                  and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify Turmeric’s in writing to Turmeric Acquisition Corp., 450 Kendall Street, Cambridge, MA 02142, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Turmeric shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing                 .

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any shareholder holding Class A Ordinary Shares may demand that Turmeric redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.00 per share as of                  , 2022, the record date for the meeting), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Turmeric will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, Turmeric will not proceed with the Charter Extension if Turmeric will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares; (ii)

(ii)

submit a written request to Continental, Turmeric’s transfer agent, in which you (i) request that Turmeric redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)

tender or deliver (together with any share certificates (if any) and other redemption forms) your Class A Ordinary Shares to Continental, Turmeric’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on                  , 2022 (two business days before the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Turmeric that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Turmeric’s transfer agent, at least two business days prior to the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (together with any related share certificates and other redemption forms) have been delivered (either physically or electronically) to Continental, Turmeric’s transfer agent, prior to 5:00 p.m., Eastern Time, on                  , 2022 (two business days before the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the outstanding Class A Ordinary Shares, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on                  , 2022, the record date for the Shareholder Meeting, was $                 per share. The cash held in the Trust Account on such date was approximately $97.8 million (including interest not previously released to Turmeric to pay its taxes) (approximately $10.00 per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Turmeric cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to Turmeric’s transfer agent two business days prior to the vote at the Shareholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to Turmeric’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

Turmeric is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Turmeric has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. Turmeric and its directors, officers and employees may also solicit proxies in person. Turmeric will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Turmeric will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Turmeric will pay Morrow

Sodali a fee of $                 , plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Turmeric’s proxy solicitor. Turmeric will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Turmeric shareholders. Directors, officers and employees of Turmeric who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Turmeric is proposing to amend its Memorandum and Articles of Association to extend the date by which Turmeric has to consummate its initial business combination to the Charter Extension Date so as to give Turmeric additional time to complete its initial business combination.

Without the Charter Extension, Turmeric believes that Turmeric will not be able to complete its initial business combination on or before the Termination Date. If that were to occur, Turmeric would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Turmeric’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $10.00 (which is expected to be the same approximate amount two business days prior to the Shareholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $97.8 million as of the Record Date (including interest not previously released to Turmeric to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq on the Record Date was $                 . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.04 more per share than if the shares were sold in the open market. Turmeric cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Turmeric believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Turmeric does not complete its initial business combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Turmeric’s Memorandum and Articles of Association provide that Turmeric has until October 20, 2022 to complete a business combination. Turmeric and its officers and directors agreed that they would not seek to amend Turmeric’s Memorandum and Articles of Association to allow for a longer period of time to complete a business combination unless Turmeric provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board currently believes that it is in the best interests of Turmeric to seek an extension of the Termination Date and have Turmeric’s shareholders approve the Extension Amendment Proposal in order that our shareholders can have the chance to participate in an investment opportunity. Without the Charter Extension, Turmeric will not be able to complete its initial business combination on or before October 20, 2022. If that were to occur, Turmeric would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing Turmeric additional time to consummate its initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. Turmeric will not proceed with the Charter Extension if Turmeric will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and an initial business combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and

Articles of Association, Turmeric will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Turmeric to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Turmeric’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Turmeric’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, the officers and directors and the initial shareholders of Turmeric have waived their rights to participate in any liquidation distribution with respect to the 2,443,750 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to Turmeric’s warrants, which will expire worthless in the event Turmeric dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Turmeric shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a business combination until the Charter Extension Date are made. Turmeric will then continue to attempt to consummate its initial business combination until the Charter Extension Date. Turmeric will remain a reporting company under the Exchange Act and its Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

In addition, Turmeric will not proceed with the Charter Extension if Turmeric will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor, Turmeric’s Directors, Officers and Initial Shareholders

When you consider the recommendation of the Board, Turmeric shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board, officers and the initial shareholders of Turmeric have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Turmeric shareholders that they approve the Extension Amendment Proposal. Turmeric shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that the Company’s initial shareholders, including the Sponsor and certain of Turmeric’s officers and directors, have invested in Turmeric an aggregate of $4,180,000, comprised of the $25,000 purchase price for 2,443,750 Class B Ordinary Shares and the $4,155,000 purchase price for 415,500 Private Placement Units. Subsequent to the initial purchase of the Class B Ordinary Shares by the Sponsor, the Sponsor transferred 25,000 Class B Ordinary Shares to Mr. David Meeker, Pablo Cagnoni, Mitchell Finer and Andrew Robbins and 45,000 Class B Ordinary Shares to Matthew Roden at a nominal purchase price of $0.01 per Class B Ordinary Share prior to the closing of our initial public offering. Assuming a trading price of $                 per Class A Ordinary Share and $                 per Public Warrant (based upon the respective closing prices of the Class A Ordinary Shares and the Public Warrants on the Nasdaq on                 , 2022, the record date for the meeting), the 4,180,000 Class B Ordinary Shares and 415,500 Private Placement Units would have an implied aggregate market value of $                . Even if the trading price of the shares of Class A Ordinary Shares were as low as $                 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Units) would be approximately equal to the initial investment in Turmeric by the Company’s initial shareholders, including the Sponsor. As a result, if an initial business combination is completed, the Company’s initial shareholders are likely to be able to make a substantial profit on their investment in Turmeric at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Turmeric liquidates without completing a business combination before October 20, 2022, the Company’s initial shareholders will lose their entire investment in Turmeric;

•

the fact that the Company’s initial shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve the initial business combination or the Extension Amendment Proposal;

•

the fact that the Company’s initial shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and Turmeric fails to complete its initial business combination by October 20, 2022;

•	the continued indemnification of Turmeric’s existing directors and officers and the continuation of Turmeric’s directors’ and officers’ liability insurance after the initial business combination;

•

the fact that the Sponsor and Turmeric’s officers and directors will lose their entire investment in Turmeric and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and the initial business combination is not consummated by October 20, 2022.

•

the fact that if the Trust Account is liquidated, including in the event Turmeric is unable to complete an initial business combination within the required time period, Sponsor has agreed to indemnify Turmeric to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Turmeric public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Turmeric has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Turmeric, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, any shareholder holding Class A Ordinary Shares may demand that Turmeric redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.00 per share as of                  , 2022, the record date for the meeting), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, Turmeric will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, Turmeric will not proceed with the Charter Extension if Turmeric will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;

(ii)

submit a written request to Continental, Turmeric’s transfer agent, in which you (i) request that Turmeric redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)

tender or deliver your Class A Ordinary Shares (together with any related share certificates (if any) and other redemption forms) to Continental, Turmeric’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on                  , 2022 (two business days before the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Turmeric that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Turmeric’s transfer agent, at least two business days prior to the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares have been tendered or delivered (together with any share certificates and other redemption forms) (either physically or electronically) to Continental, Turmeric’s transfer agent, prior to 5:00 p.m., Eastern Time, on                  , 2022 (two business days before the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the outstanding Class A Ordinary Shares, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Class A Ordinary Shares on                  , 2022, the record date for the Shareholder Meeting, was $                 per share. The cash held in the Trust Account on such date was approximately $97.8 million (including interest not previously released to Turmeric to pay its taxes) (approximately $10.00 per Class A Ordinary Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Turmeric cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to Turmeric’s transfer agent two business days prior to the vote at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Company’s initial shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Company’s initial shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Company’s initial shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 5,563,584 Ordinary Shares held by public shareholders (or approximately 56.9% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of no Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)

the first sentence of Article 49.7 of Turmeric’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination by April 20, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

b)	Article 49.8(a) of Turmeric’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by April 20, 2023, or such later time as the Members may approve in accordance with the Articles; and/or”“

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT TURMERIC SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Turmeric’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient Ordinary Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or at the time of the Shareholder Meeting to approve the Extension Amendment Proposal. In such events, the Charter Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Shareholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Turmeric Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Turmeric Initial Shareholders own 20% of the issued and outstanding Ordinary Shares and have not purchased any public shares, but may do so at any time. As a result, in addition to the Turmeric Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 5,563,584 Ordinary Shares held by public shareholders (or approximately 56.9% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of no Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share and Class B Ordinary Shares, par value $0.0001 per share in the capital of Turmeric represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT TURMERIC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of certain material U.S. federal income tax considerations for holders of Turmeric’s Public Shares that elect to have their shares redeemed for cash. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:

•	financial institutions or financial services entities;

•	broker-dealers;

•	S corporations;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	tax-qualified retirement plans;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents or citizens of the United States;

•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•	persons subject to the alternative minimum tax;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•	passive foreign investment companies or their shareholders; or

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Turmeric has not sought, and Turmeric does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.

If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one Class A Ordinary Share and one half of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, Turmeric is treating any Class A Ordinary Share and one half of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Turmeric’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “ Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights .” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General

Subject to the PFIC rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Turmeric or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to public shares owned directly, public shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.

The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Turmeric’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Turmeric’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Turmeric. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Turmeric. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 302 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Turmeric is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,” such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

Because Turmeric is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Turmeric believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2021, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S.

Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Turmeric is contingent upon, among other things, the provision by Turmeric of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares or warrants should consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Turmeric’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “ Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights .” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non- U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders should consult their own tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BUSINESS OF TURMERIC AND CERTAIN INFORMATION ABOUT TURMERIC

References in this section to “we,” “our,” or “us” refer to Turmeric Acquisition Corp.

General

We are a blank check company incorporated as an exempted company in the Cayman Islands on August 28, 2020 formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. We have reviewed, and continue to review, a number of opportunities to enter into an initial business combination with one or more operating businesses.

IPO and Private Placement

On October 20, 2020, we consummated our initial public offering of 9,775,000 Units at $10.00 per Turmeric Public Unit, including the underwriters fully exercised their over-allotment option, generating gross proceeds of approximately $97.8 million. The securities in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-249099). The SEC declared the registration statement effective on October 15, 2020. Simultaneously with the closing of our initial public offering, we consummated the sale of 415,500 Private Placement Units to the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of approximately $4.2 million.

Transaction costs amounted to $6,576,250, consisting of $1,955,000 of underwriting fees, $3,421,250 of deferred underwriting fees and $1,200,000 of other offering costs.

Following the closing of our initial public offering on November 20, 2020, an amount of approximately $97.8 ($10.00 per Unit) from the net proceeds of the sale of the Units in our initial public offering and the sale of the Private Placement Units were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by us, until the earliest of: (i) the completion of an initial business combination and (ii) the distribution of the funds in the Trust Account to our shareholders.

Our Business

To date, our efforts have been limited to our organizational activities and activities relating to our initial public offering and the identification and evaluation of prospective acquisition targets for our initial business combination. We have generated no operating revenues to date and we do not expect that we will generate operating revenues until after we consummate our initial business combination.

While we may pursue an acquisition opportunity in any business, industry, sector or geographical location, we focus on industries that complement our management team’s background, and in our search for targets for our initial business combination seek to capitalize on the ability of our management team to identify and acquire a business focusing on healthcare or a healthcare related industry. In particular, we are targeting North American or European companies in the life sciences drug development sector where our management has extensive investment experience. We may pursue a transaction in which our shareholders immediately prior to our initial business combination would collectively own a minority interest in the post-transaction company.

Our Founder

Our Sponsor is an affiliate of MPM Capital (“MPM”), a life sciences investment firm with approximately $3.5 billion in assets under management as of December 31, 2021 and an affiliate of our Sponsor. MPM was co-founded by Luke Evnin, Ph.D. and Ansbert Gadicke, M.D., and launched its first venture capital fund in 1997. Since inception, MPM has focused its investment activity exclusively in the biotechnology industry with a strategy of funding and building private development stage companies developing new medicines addressing areas of significant unmet medical need. MPM’s strategy of identifying assets and utilizing its differentiated capabilities to efficiently drive drug development through in-human proof-of-concept (“POC”) studies has fortified MPM’s track record of creating industry-leading companies that have yielded 54 commercial products approved by the FDA. To place this achievement into context, the entire combined efforts of the pharmaceutical industry has yielded an average of 50 new drug approvals per year in the U.S. for the past five years.

Target Identification Strategy

Our merger target identification strategy is to seek out a high potential opportunity within the biotechnology sector and to unlock the embedded value of the target through proper capitalization of the merged company and focused development of its product candidates. We believe our management team is well positioned to identify unique opportunities based on the breadth and depth of their personal networks and industry experience. Our selection process will leverage the relationships of our management team with industry captains, key opinion leaders, respected peers, investment bankers and other industry participants. We also believe that MPM’s reputation, experience and track record of making investments and building successful companies in the biotechnology space, along with Turmeric’s “hands on” approach to unlocking value through support (i) of the business development activities, (ii) of portfolio re-prioritization, and (iii) in the design and execution of efficient clinical development strategies, will make us a preferred partner for many of these targets.

Acquisition Strategy

The pace of biomedical innovation addressing unmet medical conditions is rapid and is coupled with a supportive regulatory environment that rewards breakthrough therapies. Moreover, demand from large pharmaceutical companies to acquire new drugs via both acquisition and partnering, is significant, and there is strong underlying demand for therapies to improve and maintain human health. Accordingly, we believe that a compelling opportunity exists for investing in a late pre-clinical or early clinical therapeutics company.

We intend to seek to acquire a business that we believe is:

•

Built on breakthrough science. We intend to seek a target business with fundamental scientific data that indicate a drug candidate or platform has high potential to generate a differentiated therapeutic for patients suffering from serious or life-threatening medical conditions.

•

Led by a strong management team. We seek to identify companies that are managed by experienced existing management teams. We will also work with teams where we can supplement their capabilities with the proven operating talents of our executive team and board of directors.

•

Developing first-in-class or best-in-class therapeutics that carry a competitive advantage. We plan to identify targets whose investigational medicines address a major unmet medical need with potential to make a dramatic impact on the treatment paradigm for patients. We are focused on drug candidates which address large and rapidly growing markets.

•

Exploiting a significant embedded growth opportunity. We believe our team is well positioned to identify emerging innovation and value that has been underappreciated by the market. The ideal target will have a well-defined path to value creation and has the potential to deliver on clinical milestones that will enable the market to recognize value. We will screen both pre-clinical and clinical stage companies to identify the ideal target. Turmeric’s team has significant experience in evaluating programs and companies across this continuum and across a wide range of technologies.

•

Prioritizing platforms and pipeline companies. We seek to create multiple shots on goal to diversify risk and, where appropriate, create opportunities for partnering to expand the range of programs being pursued to POC.

•

Offering attractive risk-reward equity returns. We intend to capitalize the combined company to amply support an efficient and rapid plan to create value typically based on the demonstration of clinical POC. We seek targets that offer substantial growth opportunities while mitigating risk through asset diversification and through focused, data-driven clinical development strategies. We will target opportunities where the net proceeds from the Initial Public Offering plus any potential concurrent private placement should be adequate to fund the target company through key clinical POC trials.

•

A strong candidate for strategic exit. We plan to leverage our deep relationships with large pharmaceutical companies and knowledge of their strategies to define a development path for our target company’s programs that maximizes its attractiveness to strategic partners and acquirors. Moreover, our management team and Directors have extensive experience in developing emerging public biotech companies and in executing M&A transactions.

These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular initial business combination may be based, to the extent relevant, on these general criteria as well as other considerations, factors, criteria and guidelines that our management may deem relevant. Ultimately, we intend to leverage the operational experience and disciplined investment approach of our team to identify opportunities to unlock value.

Industry Opportunity

We believe we are entering a new phase of life sciences innovation with the advancement of novel technologies such as low-cost, high-throughput DNA sequencing, genome editing tools such as CRISPR, which allow researchers to quickly test hypotheses and design highly customized experimental models, and advances in computational power and algorithms to analyze large datasets. We believe that the translation of innovation into transformative therapies has accelerated, benefiting not only from advances in the underlying technology as noted but also from a favorable regulatory environment.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Turmeric’s Ordinary Shares as of                 , 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Turmeric’s Ordinary Shares, by:

•	each person known by Turmeric to be the beneficial owner of more than 5% of Turmeric’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•	each of Turmeric’s executive officers and directors that beneficially owns shares of Turmeric’s Ordinary Shares; and

•	all Turmeric’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 12,634,250 Ordinary Shares, consisting of (i) 10,190,500 Class A Ordinary Shares and (ii) 2,443,750 Class B Ordinary Shares, issued and outstanding as of August 12, 2022. On all matters to be voted upon, except for the election or removal of directors of the board prior to the initial business combination, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis. The table below does not include the Class A Ordinary Shares underlying the Private Placement Units held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Ordinary Shares beneficially owned by them.

Name of Beneficial Owner(1)	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate Percentage of Outstanding Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Five Percent Holders
Turmeric Management LLC (the Sponsor)(3)	415,500	4.07%	2,298,750	99.06%	21.48%
Sculptor Capital LP(4)	846,573	8.31%	—	—	6.70%
Glazer Capital, LLC(5)	733,561	7.20%	—	—	5.80%
Echo Street Capital Management LLC(6)	696,264	6.83%	—	—	5.51%
Directors and Officers of Turmeric
Matthew Roden	—	—	45,000	*	*
David Meeker	—	—	25,000	*	*
Andrew Robbins	—	—	25,000	*	*
Mitchell Finer	—	—	25,000	*	*
Pablo Cagnoni	—	—	25,000	*	*
Luke Evnin	415,500	4.07%	2,298,750	99.06%	21.48%
Todd Foley	—	—	—	—	—
Ed Hurwitz	—	—	—	—	—
All directors and officers as a group (8 individuals)	415,500	4.07%	2,443,750	100.0%	22.63%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of our shareholders is 450 Kendall Street, Cambridge, Massachusetts 02142.
(2)

Interests shown consist solely of founder shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares at the time of our initial business combination or earlier at the option of the holders thereof.

(3)

The shares reported above are held in the name of our sponsor. Our sponsor is governed by a board of directors consisting of one director, Dr. Evnin. As such, Dr. Evnin has voting and investment discretion with respect to the Class B Ordinary Shares held of record by our sponsor and may be deemed to have shared beneficial ownership of the Class B Ordinary Shares held directly by our sponsor.

(4)

Sculptor Capital LP (“Sculptor”) serves as the principal investment manager to a number of investment funds and discretionary accounts (collectively, the “Accounts”) and thus may be deemed to be the beneficial owner of the Ordinary Shares of the Company held in the Accounts managed by Sculptor. Sculptor Capital Holding Corporation (“SCHC”) serves as the sole general partner of Sculptor. As such, SCHC may be deemed to control Sculptor and, therefore, may be deemed to be the beneficial owner of the Ordinary Shares reported in this Schedule 13G. Sculptor Capital Management, Inc. (“SCU”) is the sole shareholder of SCHC, and may be deemed to be the beneficial owner of the Ordinary Shares of the Company. The business address of Sculptor is 9 West 57th Street, New York, New York 10019.

(5)

The shares reported above are held by Echo Street Capital Management LLC (“Echo Street”) on behalf of certain advisory clients. Greg Poole serves as the Managing Member of Echo Street, with respect to the shares held by the advisory clients, and may be deemed to be the beneficial owner of the Ordinary Shares of the Company. The business address of Echo Street is 12 E. 49th Street, 44th Floor, New York, NY 10017.

FUTURE SHAREHOLDER PROPOSALS

We anticipate that the 2022 annual general meeting will be held no later than December 31, 2022. Any shareholder seeking to bring a proposal before the annual general meeting or to nominate a candidate for election to the Board must submit such proposal or nomination in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Memorandum and Articles of Association. Such proposals must have been received by us at our offices at 450 Kendall Street, Cambridge, MA 02142 a reasonable time before we begin to print and send our proxy materials for our 2022 annual general meeting, which deadline will be disclosed prior to such in one of our SEC filings.

If the Extension Proposal is not approved, there will be no annual general meeting in 2022.

HOUSEHOLDING INFORMATION

Unless Turmeric has received contrary instructions, Turmeric may send a single copy of this proxy statement to any household at which two or more shareholders reside if Turmeric believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Turmeric’s expenses. However, if shareholders prefer to receive multiple sets of Turmeric’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Turmeric’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Turmeric Acquisition Corp., 450 Kendall Street, Cambridge, MA 02142, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Turmeric files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Turmeric at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Turmeric upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Turmeric in writing at Turmeric Acquisition Corp., 450 Kendall Street, Cambridge, MA 02142 or by telephone at (617) 425-9200.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Turmeric, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing                 , You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than                 , 2022.

TURMERIC ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

, 2022

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated             , 2022, in connection with the extraordinary general meeting to be held at 9:30 a.m. Eastern Time on             , 2022 at the offices of Kirkland & Ellis LLP, located at 601 Lexington Avenue, New York, New York 10022, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Luke Evnin and the Chairman of the extraordinary general meeting, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Turmeric Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on             , 2022:

This notice of extraordinary general meeting and the accompanying Proxy Statement are available at                                  .

(Continued and to be marked, dated and signed on the below)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.	Please mark vote as indicated in this example		☒

Proposal 1—Extension Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s Memorandum and Articles of Association to extend the date that the Company has to consummate a business combination from October 20, 2022 to April 20, 2023.	☐	☐	☐

Proposal 2—Adjournment Proposal
Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: , 2022

Signature of Shareholder

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL NOT COUNT TOWARDS THE QUORUM REQUIREMENT FOR THE EXTRAORDINARY GENERAL MEETING AND YOUR ORDINARY SHARES WILL NOT BE VOTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.